Supplement to the

Fidelity® New Jersey Municipal Income Fund

January 29, 2024

Summary Prospectus

Effective March 1, 2024, Fidelity® New Jersey Municipal Income Fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating Fidelity® New Jersey Municipal Income Fund out of each class’s management fee.

The following information replaces similar information for Fidelity® New Jersey Municipal Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.43%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.02%B

Total annual operating expenses	0.45%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.11% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 46

3 years	$ 144

5 years	$ 252

10 years	$ 567

NJT-SUSTK-0324-101 1.9880489.101	March 1, 2024